Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K for the period ended December 31, 2023 of Santander Holdings USA, Inc. (the "Company") as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Timothy Wennes, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)the information contained in the Report fairly presents, in all in material respects, the financial condition and results of operations of the Company.

/s/ Timothy Wennes
Name: Timothy Wennes
Title: President and Chief Executive Officer

March 4, 2024